Exhibit 99.2

First Quarter 2025 Earnings Presentation May 14, 2025

Disclaimers and Forward - Looking Statements The information contained in this presentation should be viewed in conjunction with the earnings conference call of Chicago Atlantic BDC, Inc . (the “Company”) (Nasdaq : LIEN) held on May 14 , 2025 , and the Company’s Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2025 . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Company or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance . Information regarding performance by the Company’s management team and their affiliates is presented for informational purposes only . You should not rely on the historical record of the Company’s management team and their affiliates as indicative of the future performance of an investment in the Company or the returns the Company will, or is likely to, generate going forward . Certain information contained herein has been derived from sources prepared by third parties . While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information . This presentation contains references to trademarks and service marks belonging to other entities . Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names . The Company does not intend its use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of the Company by, any other companies . The information contained in this presentation is summary information that is intended to be considered in the context of other public announcements that the Company may make, by press release or otherwise, from time to time . The Company undertakes no duty or obligation to publicly update or revise the information contained in this presentation, except as required by law . These materials contain information about the Company, certain of its personnel and affiliates and its historical performance . You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary. The value of investments and the income derived from inve stm ents will fluctuate and can go down as well as up. A loss of principal may occur. Certain information contained herein may constitute “forward - looking statements” that involve substantial risks and uncertainties . Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon . These forward - looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions . Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward - looking statements . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements including, without limitation, the risks, uncertainties and other factors identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”) . Investors should not place undue reliance on these forward - looking statements, which apply only as of the date on which the Company makes them . The Company does not undertake any obligation to update or revise any forward - looking statements or any other information contained herein, except as required by applicable law . 2

Chicago Atlantic BDC, Inc.

- Chicago Atlantic BDC, Inc. (NASDAQ: LIEN) (the "Company" or "Us") is externally managed by Chicago Atlantic BDC Advisers, LLC (the "Adviser")
- The Adviser, a majority-owned subsidiary of Chicago Atlantic Group, LP (together with its affiliates, "Chicago Atlantic"), is an SEC-registered investment adviser and works with its clients to originate, underwrite and deploy primarily first-lien, senior-secured fixed and floating rate debt primarily to the cannabis industry's most established operators and to other niche companies overlooked by the broader market
- The Adviser focuses on opportunities that are time-sensitive, highly complex or in dislocated sectors where risk is fundamentally mispriced with attractive risk-adjusted returns
- Seasoned investment team with decades of multi-sector experience across market cycles and complex legal and regulatory frameworks in credit, special situations, equities, distressed and emerging market debt
- Access to Chicago Atlantic's leading lending platform which typically serves as lead or co-lead arranger, and its proprietary sourcing network and direct originations team

$2.7B+
in loans closed since platform inception(1)

150+
loans closed across platform(1)

~$589.5M
active pipeline under evaluation(1)

$289M
total portfolio investment value(2)

100%
of current Company debt investments are senior secured(2)

16.6%
gross weighted-average yield of Company debt investments(2)

1. As of 3/31/25. Includes all loans closed and active pipeline across the Chicago Atlantic platform. Active pipeline under evaluation includes potential syndications and represents the active pipeline under evaluation of Chicago Atlantic. 2. As of 3/31/25; see page 10 for information regarding the calculation of Gross Weighted Average Portfolio Yield on Debt Investments ("Portfolio Yield") and Total Portfolio Investment Value.

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Investment Highlights » Strong credit metrics » Only BDC that is primarily focused on the cannabis industry » All debt investments are senior secured » 76% of the portfolio are floating rate loans, of which 99% have floors » Recently closed $100 million senior secured revolving credit facility, which has not been drawn upon to date » Part of the largest cannabis focused investment platform A DIFFERENTIATED BDC » Focus on highly complex and highly regulated industries underserved by other capital providers » Direct lending against cash flows and multiple types of collateral in cannabis and the lower middle - market creates a large addressable market » Pricing and structuring power with high barriers to entry FOCUS ON UNDERSERVED SECTORS » Uncorrelated, idiosyncratic credit opportunity in cannabis and the lower middle - market » Other BDCs and private credit funds tend to overlap on sponsor - backed, middle - market lending with similar risk profiles that are typically correlated and lack differentiation » Seek alpha where few capital providers with requisite expertise are present DIVERSIFIED SOURCE OF CREDIT ALPHA 4

Experienced Credit and Cannabis Leadership Team

SCOTT GORDON
Executive Chairman & Co-CIO

- Former Founding Partner, CEO and CIO of Silver Spike Capital
- 36-year investment career in global special situations, distressed and emerging markets
- Holds board positions at Papa & Barkley and WM Holding Company, LLC
- Early entrepreneur and investor in cannabis operating businesses, including a CA-based and industry leading cannabis/CBD health & wellness brand
- Leadership roles at JPMorgan, ING Barings, Bank of America Distressed (International), Caxton, Marathon and Taconic

PETER SACK
CEO

- Former Principal at BC Partners Credit, leading its cannabis practice
- Former private equity investor, focusing on distressed industrial opportunities
- MBA from Pennsylvania's Wharton School of Business, BA from Yale University, and Fulbright Scholar

DINO COLONNA
President

- Former Partner, Co-Head Credit of Silver Spike Capital
- 22-year career in traditional and alternative investment portfolios and investment banking across the global capital markets
- Formerly Managing Partner at Madison Capital Advisors, a middle-market asset-backed lender in the cannabis, life sciences and tech sectors
- Former ECM and derivatives investment banker at Barclays London
- Former senior research analyst at Forest Investment Management, a global multi-strategy hedge fund

MARTIN RODGERS
CFO

- Senior Managing Director of Finance and Accounting of Chicago Atlantic Group
- 15-year career at First Eagle Alternative Credit, a $20B alternative credit manager, with responsibilities for fund accounting, performance measurement and enterprise risk management
- Formerly with PwC in the UK
- Positions at Goldman Sachs, Abbot Laboratories, and Jefferson Wells
- BA (Accounting and Economics) from University of Stirling in Scotland, and member of Institute of Chartered Accountants of Scotland

UMESH MAHAJAN
Co-CIO and Secretary

- Former Partner, CFO and Co-Head Credit of Silver Spike Capital
- 29-year career in credit, special situations and distressed investing
- Former Managing Director at Ascribe Capital, an opportunistic credit investing fund
- Former Managing Director at Bank of America Merrill Lynch in principal investing and special situations
- Former member of J.P. Morgan's investment banking team in Asia

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About CHICAGO ATLANTIC 1. Capital under management represents total committed investor capital, total available leverage including undrawn capital, and capital invested by co - investors and managed by the firm, as of 12/31/2024 6 A private credit - focused investment firm founded in 2019 INCEPTION Capital under management: $1.9B 1 SIZE 85+ professionals, including over 30 investment professionals TEAM Seeking attractive returns, preservation of capital and income generation predominantly through investment opportunities that are overlooked or underserved by conventional capital sources INVESTMENT PRINCIPLES Chicago, London, Miami & New York LOCATIONS

CHICAGO ATLANTIC Advantage: Established R elationships with Deal S ources Over the past years, Chicago Atlantic has expanded existing and developed new deal sources, providing for a robust opportunity set. Limited Partners Club Deals/Other Lenders Deal Sources Intermediaries Direct Outreach Attorneys, Accountants 7

Core Strategy Chicago Atlantic focuses on senior - secured lending in the top of the capital structure to the lower middle - market and middle - market. The platform’s primary investment verticals include cannabis, growth and technology finance, loans to esoteric industries / asset - based loans, and liquidity solutions. INVESTMENT STRATEGY DIFFERENTIATORS x Seek above market returns and the preservation of capital x Take advantage of opportunities across industries that are created by complexity or the lack of investor focus x Invest and lend in underserved market niches x Focus on smaller deal sizes with less competition and better relative risk/reward compared to other direct lenders that typically target larger transactions with higher leverage and less covenants x Ability to underwrite highly complex industries x Extensive origination network x Top of the capital structure lending is risk mitigating x Prioritize preservation of capital x Low correlation to other asset classes x Floating - rate loans with high - interest rate floors 8

Financial Highlights

	Quarter Ended March 31, 2025	Quarter Ended December 31, 2024
Gross Investment Income	$11.9 million	$12.7 million
Expenses Excluding Loan Portfolio Acquisition Expenses	$4.3 million	$4.4 million
Net Investment Income Excluding Loan Portfolio Acquisition Expenses	$7.6 Million	$8.3 million
Loan Portfolio Acquisition Expenses	$ -	$0.3 million
Net Investment Income	$7.6 million	$8.0 million
Net Assets at End of Period	$301.1 million	$301.2 million
Weighted Average Shares Outstanding[1]	22.8 million	22.8 million
Per Share Data:		
Net Investment Income Excluding Loan Portfolio Acquisition Expenses	$ 0.34	$ 0.36
Net Investment Income	$ 0.34	$0.35
Net Asset Value at End of Period	$ 13.19	$13.20

1. The common shares issued and outstanding as of March 31, 2025 and December 31, 2024, were 22,820,386 and 22,820,386 respectively

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A Differentiated Investment Portfolio

Chicago Atlantic BDC Inc. Portfolio as of 3/31/25 (Unaudited)

Net Asset Value (including cash)	$301mm
Investments at Fair Value	$289mm
Number of Portfolio Companies	31
Gross Weighted Average Yield of Debt Investments[1]	16.6%
Floating Rate Debt (% of Debt Investments Fair Value)	76%
Floating Rate Debt w/ Interest Rate Floor (% of Floating Rate Debt Fair Value)	99%
Non-accruals at Cost (%)	0%
Average Position Size	$9mm (3% of Total Investments Fair Value)
PIK Interest (% of Total Annual Interest)[2]	5%
Portfolio Companies Key financial and Credit Metrics[3]	
Revenue (Median)	$78mm
EBITDA (Median)[4]	$10mm
Sr. Secured Net debt / EBITDA (Weighted Average)[4]	1.4x
Interest Coverage (Weighted Average)[4]	3.4x



Portfolio Diversification[5]
21%
79%
Cannabis
Non-Cannabis
Non-Cannabis by Industry
4.0%
6.0%
17.0%
49.0%
24.0%
Finance and Insurance
Information
Public Administration
Retail Trade
Real Estate and Rental and Leasing

Based on data as of 3/31/25, unless otherwise noted. Weighted average amounts are weighted by the fair market value of each respective investment.
1. Weighted Average Portfolio Yield on Debt Investments ("Portfolio Yield") is the weighted average of the annualized yield for each debt investment in the portfolio weighted by the fair value of each debt investment as of 3/31/25. The yield for each debt investment is calculated by dividing (a) the sum of (i) the stated annual cash interest rate of the debt investment as of 3/31/25, (ii) the stated annual payment-in-kind interest rate, if any, of the debt investment as of 3/31/25, (iii) the difference between the par value and the fair value of the debt investment, expressed as a percentage of the par value of the debt investment, and annualized based on the remaining term of the debt investment as of 3/31/25, and (iv) the exit fee of the debt investment, if any, expressed as a percentage of the par value of the debt investment and annualized based on the remaining term of the debt investment as of 3/31/25, by (b) the fair value of the debt investment, expressed as a percentage of the par value of the debt investment. The Portfolio Yield calculation does not reflect any prepayment penalties or early payoffs with respect to the debt investments. The Portfolio Yield is gross of expenses and excludes cash and equity holdings. The Portfolio Yield would be lower if the calculation reflected expenses and cash holdings. The Portfolio Yield does not represent actual investment returns to the Company's stockholders and the Company may not actually realize the foregoing yield of any specific debt investment, including if the remaining term of the debt investment is less than a year. 2. Represents the percentage of total annual interest expected to be received in kind instead of in cash. 3. Amounts were derived from the portfolio company financial statements used in connection with determining the investment valuations as of 3/31/25, have not been independently verified by the Company, and may reflect a normalized or adjusted amount. Accordingly, the Company makes no representation or warranty in respect of this information. 4. Excluded from the data is information in respect of portfolio companies with negative or de minimis EBITDA, or where EBITDA may not be the appropriate measure of credit risk. 5. Calculated as a percentage of the total fair value of the Company's investment portfolio (excluding cash and cash equivalents). Industries follow NAICS categorizations.

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11 $100 Million Secured Credit Facility a Catalyst for Growth B ENEFITS O VERVIEW » Capital Growth: • The Credit Facility provides us with additional capital, allowing us to expand our portfolio and invest in promising opportunities » Attractive Pricing: • The cost of the Credit Facility is competitive at SOFR + 3.00%, considering the current SOFR rate of 4.35%. This translates to an approximate 7.85% all - in rate, including the annual origination fee. » Improved Returns: • Leveraging the Credit Facility allows us to capitalize on the spread between our gross weighted - average yield of Company debt investments (approximately 16.6%) 1 and the cost of the facility, ultimately boosting Return on Equity (ROE) and dividend potential. » Conservative Leverage: • Even at full draw, the Credit Facility maintains a conservative leverage ratio of 0.30x equity. This is significantly lower than other listed BDCs, which typically have leverage ratios exceeding 1.00x. » Facility Amount: $100,000,000 » Commitment Period: 2 years » Final Maturity Date: March 31, 2028 » Pricing: SOFR + 3.00% Floor of 6.00% » Origination Fee: 0.50% per annum » Unused Fee: 0.50% per annum on undrawn portion of the facility » Prepayment Penalty: None » Collateral: Investment assets and related property ▪ 1. As of 3/31/25; see page 10 for information regarding the calculation of Gross Weighted Average portfolio Yield on Debt investments (“Portfolio Yield”). 11

The Cannabis Landscape in the U.S. Where Chicago Atlantic Sees Timely Opportunities THE CANNABIS INDUSTRY PRESENTS A UNIQUE OPPORTUNITY TO GENERATE ALPHA AND OUTSIZED RISK - ADJUSTED RETURNS LACK OF TRADITIONAL FINANCING Banks generally don’t lend to companies in the cannabis industry, allowing higher interest rates, attractive collateral, and lender - friendly covenants. LOW CORRELATIONS TO TRADITIONAL MARKETS The medical cannabis market behaves like the pharmaceutical market, and the recreational cannabis market behaves like the tobacco and alcohol markets, both exhibiting low correlations with traditional markets. HIGH BARRIERS TO ENTRY Each state has unique investment characteristics, supply and demand dynamics, and legal frameworks, requiring sophisticated understanding of the industry and strong underwriting expertise. FOCUS ON LIMITED LICENSE STATES Limited license states have limited competition, lucrative license values, high wholesale prices, and less black - market presence. 12

The Cannabis Landscape in the U.S. 2019 2025 1. MJBIZ Factbook Q1 2025 2. Statista x Legal in 41 states and the District of Columbia 1 x Medical use only: 17 states x Recreational/Medical use: 24 states & District of Columbia x Industry revenue estimated at $35B in 2025 1 Legalized recreational and medical use Legalized medical use only No regulated use x Legal in 35 states and the District of Columbia 1 x Medical use only: 25 states x Recreational/Medical use: 10 states & District of Columbia x Industry revenue at $19.3B 2 13

The Cannabis Industry

Size of Opportunity and Growth

The U.S. cannabis industry is estimated to be $35B in top-line retail revenue in 2025 and is projected to grow to $69B by 2031[1]:



Est. 11%+ annual growth rate
$35.3B
$39.2B
$43.9B
$49.2B
$55.6B
$62.8B
$69.1B
2025
2026
2027
2028
2029
2030
2031
Retail Sales Estimates

Chicago Atlantic BDC, Inc. Offers a Significant Premium to Traditional Leveraged Finance



8.9%
7.5%
16.6%
US Leveraged Loan Yield Index 2
US High Yield Index 3
Wtd. Average Portfolio Yield on Debt Investments 4

- Assuming the cannabis market enterprise value at 1x revenue, and a 35% debt to 65% equity capital structure,[5] the current value of the U.S. cannabis debt market can be estimated to be $12B.
- With the Chicago Atlantic platform's closed cannabis loans to date of $2.7B, Chicago Atlantic estimates that it represents approximately 22% of the current U.S. cannabis debt market.
- With the projected industry size of $69B in retail sales by 2031, and assuming Chicago Atlantic maintains its current debt market share of 22%, the cannabis loan opportunity for the Chicago Atlantic platform could grow to nearly $5B.

1. MJBiz Factbook Q1 2025 2. LSTA US Leveraged Loan Index, Yield to Maturity as of 3/31/25. 3. ICE BoA US High Yield Index Effective Yield as of 3/31/25. 4. As of 3/31/25; see page 10 for information regarding the calculation of Weighted Average Portfolio Yield on Debt Investments ("Portfolio Yield"). 5. MJBiz Factbook Q1 2025 Top 20 Cannabis Stocks by Market Capitalization as of March 21, 2025 and S&P Capital IQ equity and debt figures are as of 12/31/24.

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Target Borrowers Investment Sub - Strategies L IQUIDITY S OLUTIONS E SOTERIC & A SSET - B ASED L ENDING G ROWTH & T ECHNOLOGY C ANNABIS L ENDING » Financing is typically event driven » Companies that are pursuing a merger, acquisition, refinancing, dividend recap, or other strategic liquidity need » Companies that are showing strong cash flow performance with low leverage profiles » Companies that have multiple areas of value and liquidity in addition to the underlying business » Low debt to enterprise value » Industry agnostic » Structured credit and asset - based loans, receivables pools, and equipment » Companies that are showing strong cash flow performance with low leverage profiles, but the industries carry regulatory, reputational or other risks » Transactions tend to be attractively priced and have better than normal covenants and amortization due to complexity of the industry or situation » Low debt to asset values and/or enterprise values » Industry leaders and disruptive companies experiencing strong growth » Companies that have raised significant equity capital validating market value » Industry focus typically includes software, hardware, E - commerce and direct to consumer » Liquidity covenants that ensure such company has adequate cash runway » Low debt to enterprise value » Profitable or demonstrated path to near term profitability » Growth or EBITDA positive entities » Companies that require capital but do not want to dilute their equity » Companies that are showing strong cash flow performance with low leverage profiles » Transactions tend to be attractively priced and have better than normal covenants and amortization due to complexity of the industry » Low debt to enterprise value 15 Although we focus on investments in the cannabis industry, sub - strategies of our principal investment strategy may also consist of growth and technology companies, esoteric and asset - based lending opportunities, and companies in need of liquidity solutions. We are not required to have a minimum investment in any of these sub - strategies

Schedule of Investments Appendix

Schedule of Investments (as of March 31, 2025)

Portfolio Company	Security Type	Maturity Date	Fixed vs. Floating	Floating Reference Rate	Prime/SOFR Floor	Cash Spread/Coupon	PIK Rate	Investment Value	% of Investment Value
Portfolio Company 1	Delayed Draw Term Loan	6/30/2025	Floating	Prime	7.00%	P + 6.00%	2.00%	9,578,795	3.31%
Portfolio Company 2	Delayed Draw Term Loan	4/30/2025	Floating	Prime	8.50%	P + 5.75%	-	678,812	0.23%
Portfolio Company 3	Senior Secured Note	7/16/2029	Fixed	n/a	-	12.75%	-	3,342,500	1.16%
Portfolio Company 4	Term Loan	9/22/2025	Floating	SOFR	4.00%	S + 7.50%	-	3,374,875	1.17%
Portfolio Company 5	Delayed Draw Term Loan	7/28/2028	Floating	SOFR	4.00%	S + 10.25%	-	1,980,000	0.68%
Portfolio Company 6	Senior Secured Note	12/15/2026	Fixed	n/a	-	8.00%	-	4,297,500	1.49%
Portfolio Company 7	Delayed Draw Term Loan	8/15/2027	Floating	Prime	8.00%	P + 6.50%	-	4,916,667	1.70%
Portfolio Company 8	Delayed Draw Term Loan	5/3/2026	Floating	Prime	7.50%	P + 8.75%	-	31,745,000	10.97%
Portfolio Company 9	Delayed Draw Term Loan	12/31/2026	Floating	Prime	8.50%	P + 7.75%	-	13,642,250	4.72%
Portfolio Company 10	Delayed Draw Term Loan	12/31/2025	Fixed	n/a	-	11.00%	5.00%	12,027,150	4.16%
Portfolio Company 11	Term Loan	11/24/2028	Fixed	n/a	-	12.00%	1.00%	9,884,520	3.42%
Portfolio Company 12	Term Loan	6/6/2026	Fixed	n/a	-	15.00%	-	3,185,000	1.10%
Portfolio Company 13	Term Loan	1/6/2027	Floating	SOFR	1.50%	S + 9.85%	-	1,131,153	0.39%
Portfolio Company 14	Term Loan	12/3/2027	Floating	Prime	8.50%	P + 8.50%	-	2,903,750	1.00%
Portfolio Company 15	Term Loan	5/31/2026	Floating	Prime	-	P + 7.25%	-	1,600,000	0.55%
Portfolio Company 16	Term Loan	3/28/2027	Floating	Prime	8.50%	P + 6.50%	-	14,542,958	5.03%
Portfolio Company 17	Term Loan	3/31/2026	Floating	Prime	8.00%	P + 7.50%	-	4,880,965	1.69%
Portfolio Company 18	Delayed Draw Term Loan	11/28/2025	Fixed	n/a	-	11.00%	2.00%	4,283,491	1.48%
Portfolio Company 19	Term Loan	11/1/2026	Floating	Prime	8.50%	P + 1.75%	3.00%	3,439,947	1.19%
Portfolio Company 19	Incremental Term Loan	11/1/2026	Floating	Prime	8.50%	P + 1.75%	3.00%	1,866,391	0.65%
Portfolio Company 20	Delayed Draw Term Loan	8/4/2025	Floating	Prime	5.00%	P + 7.50%	3.50%	3,121,207	1.08%
Portfolio Company 21	Senior Secured Note	10/2/2028	Fixed	n/a	-	15.00%	-	22,000,000	7.61%
Portfolio Company 22	Term Loan	5/26/2027	Floating	Prime	4.00%	P + 8.50%	1.00%	40,485,039	14.00%
Portfolio Company 23	Delayed Draw Term Loan	3/24/2028	Floating	Prime	7.75%	P + 7.25%	-	6,000,000	2.07%
Portfolio Company 24	Term Loan	11/1/2025	Floating	Prime	8.25%	P + 10.00%	-	6,290,000	2.17%
Portfolio Company 25	Delayed Draw Term Loan	7/29/2026	Floating	Prime	7.00%	P + 7.00%	2.00%	2,868,179	0.99%
Portfolio Company 26	Delayed Draw Term Loan	3/13/2027	Fixed	n/a	-	14.50%	-	2,750,000	0.95%
Portfolio Company 27	Term Loan	11/4/2028	Floating	Prime	8.00%	P + 4.00%	3.00%	3,021,746	1.04%
Portfolio Company 27	Warrants	n/a	n/a	n/a	-	n/a	-	-	0.00%
Portfolio Company 28	Term Loan	10/30/2026	Floating	Prime	6.25%	P + 6.50%	-	51,841,809	17.92%
Portfolio Company 29	Series A Senior Note	11/29/2027	Fixed	n/a	-	13.80%	5.00%	5,212,194	1.80%
Portfolio Company 30	Term Loan	9/18/2026	Floating	SOFR	4.00%	S + 7.75%	-	10,241,792	3.54%
Portfolio Company 31	Term Loan	5/31/2029	Fixed	n/a	-	6.00%	6.00%	1,441,051	0.50%
Portfolio Company 31	A-1 Preferred	n/a	n/a	n/a	n/a	n/a	n/a	500,000	0.17%
Portfolio Company 31	A-3 Warrants	n/a	n/a	n/a	n/a	n/a	n/a	75,000	0.03%
Portfolio Company 31	A-4 Warrants	n/a	n/a	n/a	n/a	n/a	n/a	113,000	0.04%
Total								289,262,741	100%

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